UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

GameStop Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051

(817) 424-2000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on: (1) the election of directors; (2) an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers; and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022.

Proposal 1: Election of Directors

The Company’s stockholders elected each of the six nominees for director to serve until the next annual meeting and until such director’s successor is elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
George E. Sherman	44,967,065	1,531,251	1,699,896	7,343,067
Alain (Alan) Attal	46,582,355	411,829	1,204,028	7,343,067
Lawrence (Larry) Cheng	46,704,465	294,204	1,199,544	7,343,067
Ryan Cohen	47,335,019	79,730	783,463	7,343,067
James (Jim) Grube	46,700,099	294,166	1,203,947	7,343,067
Yang Xu	46,628,114	323,950	1,246,148	7,343,067

Proposal 2: Advisory Non-binding Vote on Executive Compensation

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the named executive officers of the Company, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,864,503	1,240,857	2,092,852	7,343,067

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 29, 2022, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,004,768	445,492	1,091,019	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: June 9, 2021	By:	/s/ Diana Saadeh-Jajeh
Name: Diana Saadeh-Jajeh Title: Senior Vice President and Interim Chief Financial Officer